Exhibit No. 32.1

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended May 31, 2025 of Applied Digital Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wesley Cummins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 30, 2025	By:	/s/ Wes Cummins
Name: Wes Cummins
Chief Executive Officer (Principal Executive Officer)